UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 10, 2014 (Date of earliest event reported)

Paulson Capital (Delaware) Corp. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18188 (Commission File Number)	93-0589534 (IRS Employer Identification Number)

1331 NW Lovejoy Street, Suite 720 Portland, Oregon (Address of principal executive offices)		97209 (Zip Code)
503-243-6000 (Registrant’s telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 10, 2014, Paulson Capital (Delaware) Corp. (the “Company”) received a deficiency letter from The NASDAQ Stock Market (“NASDAQ”) indicating that, based on the Company’s closing bid price for the last 30 consecutive business days, the Company does not comply with the minimum bid price requirement of $1.00 per share, as set forth in NASDAQ Listing Rule 5550(a)(2).

In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company has a grace period of 180 calendar days, or until January 6, 2015, to regain compliance with the minimum closing bid price requirement for continued listing. In order to regain compliance, the minimum closing bid price per share of the Company’s common stock must be at least $1.00 for a minimum of ten consecutive business days. In the event the Company does not regain compliance by January 6, 2015, the Company may be afforded an additional 180-day compliance period, provided it demonstrates that it meets all other applicable standards for initial listing on The NASDAQ Capital Market (except the bid price and market value of publicly held shares requirements), and provides written notice of its intention to cure the minimum bid price deficiency during the second grace period. If the Company fails to regain compliance after the second grace period, the Company’s stock will be subject to delisting by NASDAQ.

The Company intends to regain compliance with NASDAQ Listing Rule 5550(a)(2) by implementing a reverse stock split (the “Reverse Split”) contemplated in connection with the Company’s proposed merger (the “Merger”) with Variation Biotechnologies (US), Inc. (“VBI”). Please refer to Item 5.07 below. The Reverse Split and the Merger were approved by Company’s stockholders at the Special Meeting of Stockholders of the Company held on July 14, 2014, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 30, 2014 (the “Proxy Statement”). The Company intends to consummate the Merger and the Reverse Stock Split upon satisfaction of the conditions described in Item 5.07, Proposal No. 1 below.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 14, 2014, the Company held a Special Meeting of Stockholders. The following is a brief description of each matter submitted to a vote at the Special Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter. For more information about these proposals, please refer to the Proxy Statement.

Proposal No. 1: Approval of Issuance of Company Common Stock in connection with Merger

The stockholders approved the issuance of the Company’s Common Stock pursuant to the Merger and the Company’s corresponding change of control, with 5,254,156 shares in favor, 2,602 shares against, 0 shares abstaining and 0 broker non-votes.

The consummation of the Merger remains subject to various conditions, including the approval by NASDAQ of the initial listing application of VBI and the approval by the Financial Industry Regulatory Authority (“FINRA”) of the change of control as it pertains to the ownership of Company’s operating subsidiary, Paulson Investment Company LLC (“PIC”), a FINRA-registered broker-dealer.

Proposal No. 2: Approval of Issuance of Company Common Stock in connection with Non-Public Offering

The stockholders approved the issuance of the Company’s Common Stock pursuant to the non-public offering contemplated in connection with, and as a further condition to, the Merger (the “Private Placement”), with 5,254,158 shares in favor, 2,600 shares against, 0 shares abstaining and 0 broker non-votes.

Proposal No. 3: Approval of Issuance of Company Common Stock to Placement Agents in connection with the Private Placement

The stockholders approved the issuance of the Company’s Common Stock to the placement agents, Middlebury Securities, LLC (600,000 shares), Evolution Venture Partners, LLC (2,400,000 shares), and Palladium Capital Advisors, LLC (1,708,657 shares) in connection with the Private Placement, with 5,253,558 shares in favor, 3,200 shares against, 0 shares abstaining and 0 broker non-votes.

Proposal No. 4: Approval of Issuance of Company Common Stock in connection with Consulting Agreement related to the Merger

The stockholders approved the issuance of 5,342,510 shares of the Company’s Common Stock to Bezalel Partners LLC, a consultant to VBI in connection with the Merger, with 5,253,558 shares in favor, 3,200 shares against, 0 shares abstaining and 0 broker non-votes.

Proposal No. 5: Approval to Increase the Number of Authorized Shares of Company Common Stock

The stockholders approved and amended and restatement of the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 90,000,000 to 200,000,000 shares, with 5,252,257 shares in favor, 4,501 shares against, 0 shares abstaining and 0 broker non-votes.

Proposal No. 6: Approval to Declassify the Company’s Board of Directors

The stockholders approved the declassification of the Company’s Board of Directors such that it will be comprised of a single class of directors to be elected on an annual basis, with 5,254,158 shares in favor, 2,600 shares against, 0 shares abstaining and 0 broker non-votes.

Proposal No. 7: Approval of Company Name Change

The stockholders approved the change of the Company’s name from “Paulson Capital (Delaware) Corp.” to “VBI Vaccines Inc.” effective upon the closing of the Merger, with 5,254,158 shares in favor, 2,600 shares against, 0 shares abstaining and 0 broker non-votes.

Proposal No. 8: Approval of VBI Vaccines Inc. 2014 Equity Incentive Plan (the “VBI Plan”)

The stockholders approved the VBI Plan, with 5,161,194 shares in favor, 95,564 shares against, 0 shares abstaining and 0 broker non-votes.

Proposal No. 9: Approval of a Reverse Stock Split

The stockholders approved a proposal permitting the Company’s Board to effect a reverse stock split of its Common Stock by the ratio required for the price of the Common Stock on the NASDAQ Capital Market to be at least $4.00 per share at the closing of the Merger, with 5,254,156 shares in favor, 2,602 shares against, 0 shares abstaining and 0 broker non-votes.

Proposal No. 10: Approval of Issuances of Equity Interests in PIC

The stockholders approved the issuances of equity interests in PIC (to River Integrity Investments, LLC, DTA Investments LLC, Christopher Clark, Robert Setteducati and Thomas Parigian) and the resultant dilution of the Company’s ownership of PIC to 0.01%, with 5,253,556 shares in favor, 3,202 shares against, 0 shares abstaining and 0 broker non-votes.

Proposal No. 11: Adjournment Proposal

The stockholders approved the adjournment of the Special Meeting, if necessary or appropriate, in order to allow for the solicitation of additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger proposal or if necessary to achieve a quorum, with 5,163,093 shares in favor, 93,665 shares against, 0 shares abstaining and 0 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2014	PAULSON CAPITAL (DELAWARE) CORP.

	By:	/s/ Murray G. Smith
Murray G. Smith
Chief Financial Officer